UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2017

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

99 High Street, Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2017, Zoom Telephonics, Inc. (“Zoom”) entered into an amendment (the “Amendment”) to the Trademark License Agreement, dated May 14, 2015 and as previously amended on August 17, 2016 (as amended, the “Motorola Agreement”), by and between Zoom and Motorola Mobility LLC (“Motorola”). The Motorola Agreement provides an exclusive license for the Motorola brand in connection with consumer cable modem products, including cable modem bridges, cable modem/routers, cable set-top boxes containing cable modems, routers, Wi-Fi range extenders, home powerline network adapters and wireless access points, for the United States and Canada. The term of the Motorola Agreement began on January 1, 2016 and runs through December 31, 2020, and can be extended with mutual agreement. The Amendment expands the scope of products covered by the Motorola Agreement to include exclusive worldwide rights for the Motorola brand for consumer-grade cellular modems and gateways, DSL modems and gateways, and MoCA (Multimedia over Coax) adapters. In addition, the Amendment grants Zoom non-exclusive worldwide rights to use the Motorola brand for consumer-grade cellular home sensors. Pursuant to the terms of the Motorola Agreement, Zoom paid a setup fee to Motorola, and is obligated to pay quarterly royalty payments based on a percentage of net sales of the covered products, subject to minimum royalty amounts. The Amendment increases minimum royalties payable by Zoom to Motorola from $4.0 to $4.5 million in 2019 and from $4.5 million to $5.1 million in 2020.

The foregoing description of the Amendment does not purport to be a complete description of all of the terms of the Amendment, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed with the Commission as an exhibit to Zoom’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2017 (the “Form 10-Q”). Certain terms of the Amendment have been omitted from this Current Report on Form 8-K and will be omitted from the version of the Amendment to be filed as an exhibit to the Form 10-Q pursuant to a Confidential Treatment Request that Zoom plans to submit to the Securities and Exchange Commission at the time of the filing of the Form 10-Q.

Item 8.01. Other Events.

On September 7, 2017, Zoom issued a press release and a related presentation regarding the Amendment.  Copies of the press release and the presentation are furnished hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section. The information in this Item 8.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release issued by Zoom Telephonics, Inc., dated September 7, 2017.
99.2	Presentation of Zoom Telephonics, Inc., dated September 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: September 7, 2017	By:	/s/ Frank Manning
Frank Manning
President and Chief Executive Officer and Acting Chief Financial Officer